WILSHIRE VARIABLE INSURANCE TRUST
                                  (THE "TRUST")

     SUPPLEMENT DATED SEPTEMBER 7, 2006 TO THE PROSPECTUS DATED MAY 1, 2006

THIS SUPPLEMENT INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission, Wilshire Associates Incorporated ("Wilshire"), without shareholder approval, as normally would be required under the Investment Company Act of 1940, as amended (the "1940 Act"), may replace or add subadvisers and enter into subadvisory agreements with these subadvisers upon approval of the Board of Trustees.

On February 24, 2006, the Board of Trustees unanimously approved the appointment of New York Life Investment Management LLC ("NYLIM") and Pzena Investment Management, LLC ("Pzena") as new subadvisers to the Equity Fund, effective August 14, 2006. NYLIM and Pzena replaced Mellon Equity Associates, LLP ("Mellon") and Wellington Management Company, LLP ("Wellington Management"), previous subadvisers to the Equity Fund.

On May 2, 2006, the Board of Trustees unanimously approved the appointment of BNY Asset Management ("BNY") and Copper Rock Capital Partners, LLC ("Copper Rock") as new subadvisers to the Small Cap Growth Fund, effective June 28, 2006. On May 2, 2006, the Board of Trustees also unanimously approved the appointment of PanAgora Asset Management, Inc. ("PanAgora") as a new sub-adviser to the International Equity Fund, effective June 29, 2006. BNY and Copper Rock replaced BlackRock Financial Management, Inc. ("BlackRock") and Mazama Capital Management, Inc. ("Mazama"), the previous subadvisers to the Small Cap Growth Fund. PanAgora replaced New Star Institutional Managers Limited, one of the previous subadvisers to the International Equity Fund.

On June 30, 2006, The Boston Company Asset Management, LLC's ("Boston Company") core equity team began managing Boston Company's portion of the International Equity Fund.

On May 15, 2006, the Standard and Poor's 500 Stock Index replaced the Russell 1000 Value Index as the Socially Responsible Fund's performance index.

On August 14, 2006, AllianceBernstein, L.P. ("AllianceBernstein") core growth team began managing AllianceBernstein's portion of the Equity Fund.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION REGARDING THE SUBADVISERS IN THE SECTION ENTITLED "MAIN INVESTMENT STRATEGIES" FOR THE EQUITY FUND STARTING ON PAGE 4 OF THE PROSPECTUS.

Currently, Wilshire has retained AllianceBernstein, NYLIM and Pzena to manage the Equity Fund. The basic investment philosophy of each subadviser is described below.

AllianceBernstein seeks to generate a premium through research-driven stock selection. The investment team primarily uses analysts' research and ratings to buy 45 to 60 companies likely to outpace consensus earnings growth, usually due to excellent management and a long-term competitive advantage, at attractive valuations. AllianceBernstein's US Large Cap Growth strategy is managed by a team of portfolio managers. The team is comprised of 12 portfolio managers, and is supported by 24 research analysts and 10 traders. The team of portfolio managers makes investment strategy, portfolio construction, security selection, and risk management decisions. The industry and sector-oriented company analysts produce original research and rate each of the companies in their primary research universe. The research staff and portfolio management teams interact daily and meet formally on a weekly basis to articulate a consensus view on stock valuation and selection.

NYLIM seeks to identify companies that are considered to have a high probability of outperforming the Standard & Poor's 500 Index. The underlying process for selecting securities is based on a quantitative process that ranks stocks based on such fundamental factors as valuation and earnings, as well as on technical behavioral factors. These stocks are ranked on a monthly basis utilizing this multi-factor model. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The core strategy utilized by the portfolio manager includes both growth and value styles. A bottom-up approach, which assesses the individual strengths of stocks, is used to enhance returns. The portfolios are constructed with an optimizer seeking to maximize return given a targeted tracking error and specific constraints.

Upon completion of the analysis and review, the portfolio manager enters trades in the portfolio management system, creating an electronic trading blotter. The blotter is immediately available, electronically, to the trader who is then responsible for placing the orders with various brokers. The objective is to create a portfolio of securities with the most attractive return forecasts while minimizing risk relative to the benchmark. The current risk controls applied to the portfolio are a maximum target tracking error of 2% annualized, sector constraints of +/-2.5%, and security-specific bounds of +/-1.25% relative to the benchmark.

NYLIM typically engages in price-sensitive strategic trading, taking care to build or liquidate positions based on the specific trading characteristics of each security. The portfolio management team works closely with trading to monitor the status of outstanding trades.

Pzena manages its allocated portion of the Equity Fund's portfolio using a classic value investment philosophy. Pzena defines value stocks as those stocks whose prices are low relative to their longer-term normal earnings power. Pzena's securities selection process involves an initial ranking of the 500 largest U.S. listed companies, from the least expensive to the most expensive, based upon a ratio of each company's price-to-normalized earnings. Research priority is given to the least expensive stocks, those exhibiting a group or sector theme, and those offering portfolio diversification benefits. Companies undergo rigorous qualitative research by Pzena's analysts to determine whether the causes of the under-valuation are likely to be temporary or permanent. Third party analysis and data sources are used for about 10% to 20% of this research. Onsite due diligence is also an important step in Pzena's securities selection determination. This step occurs at the end of the research process, which enables Pzena to engage in a dialogue with company management from the perspective of well-informed critical thinkers. As a result of Pzena's security selection process, the portion of the Equity Fund's portfolio allocated to Pzena will typically be highly concentrated with a strong value emphasis.


THE FOLLOWING INFORMATION REPLACES THE INFORMATION REGARDING BLACKROCK AND MAZAMA IN THE SECTION ENTITLED "MAIN INVESTMENT STRATEGIES" FOR THE SMALL CAP GROWTH FUND STARTING ON PAGE 9 OF THE PROSPECTUS.

Currently Wilshire has retained BNY and Copper Rock to manage the Small Cap Growth Fund. The basic investment philosophy of each subadviser is described below.

BNY invests in common stocks, warrants or rights that are chosen by giving primary consideration to creating and maintaining a portfolio which the investment performance is intended to replicate as closely as may be practicable to the performance of the Russell 2000 Growth Stock Index.

Copper Rock believes that a fundamental growth approach with a strong sell discipline provides the best opportunity to outperform in all market conditions. Copper Rock's investment team seeks to identify emerging leaders across industries, investing in potential future market leaders at an early point in their growth cycle and before widespread investor interest drives valuations upward. The Copper Rock investment approach utilizes bottom-up fundamental research to identify fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION REGARDING THE SUBADVISERS IN THE SECTION ENTITLED "MAIN INVESTMENT STRATEGIES" FOR THE INTERNATIONAL EQUITY FUND STARTING ON PAGE 11 OF THE PROSPECTUS.

Currently Wilshire has retained PanAgora and Boston Company to manage the International Equity Fund. The basic investment philosophy of each subadviser is described below.

PanAgora's Passive International Equity strategy seeks to reproduce the total return of the MSCI EAFE Index. PanAgora uses a global risk model and optimization software for the management of passive MSCI EAFE portfolios. This risk model seeks to explain the correlation of security returns based upon factors which impact most securities. The risk model includes factors such as sector exposure, currency exposure, dividend yield, capitalization (size), sensitivity to interest rate changes, the impact of oil price changes and more. The optimization process seeks to match the sensitivity of our portfolio to these factors to the sensitivity of the benchmark (MSCI EAFE) to these factors. The optimization process also allows us to manage the portfolio's expected tracking error while taking into consideration the size of the portfolio, expected cash flows, trading costs, and custody charges. The portfolio managers monitor optimized portfolios daily and rebalance them as often as necessary to ensure the desired level of tracking error.

In selecting stocks, Boston Company attempts to capture the delay between a company's improving business momentum and market recognition. Identifying earnings acceleration is an important part of Boston Company's buy discipline. To achieve this, Boston Company's proprietary model focuses on earnings growth and in particular the trend in current earnings and changes in expectations. Valuation is also reviewed across several dimensions (including price to earnings, price to cash flow, and price to book value). The universe constituents are then ranked within region, country, and economic sector. From this quantitative modeling process Boston Company's analysts then review those securities where Boston Company believes the potential for superior return exists at an acceptable risk level. Analysts confirm these positive characteristics and make the decision to add the security to the portfolio.

THE "AVERAGE ANNUAL TOTAL RETURNS" TABLE ON PAGE 28 OF THE PROSPECTUS IS AMENDED TO READ AS FOLLOWS:

AVERAGE ANNUAL TOTAL RETURNS
(periods ended December 31, 2005)

                                                                                             Since
                                                                                           Inception
                                                         ------------    ------------    ---------------
                                                           1 Year          5 Years         (3/10/97)
                                                         ------------    ------------    ---------------
Socially Responsible Fund.........................           5.13%           4.17%           8.75%
S&P 500* (reflects no deduction for fees, expenses or        4.91%           0.49%           6.73%
taxes)............................................
Russell 1000 Value Index** (reflects no deduction for        7.05%           5.28%           10.94%
fees, expenses or taxes)..........................

* The Standard and Poor's 500 Stock Index (the "S&P 500") is replacing the Russell 1000 Value Index as the Fund's performance index. The S&P 500 is an unmanaged index that is generally considered to be representative of the United States equity market. The S&P 500, a core benchmark, is expected to be a better benchmark comparison for the Fund's core strategy.

** The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPHS REGARDING SECURITIES LENDING AND WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS STARTING ON PAGE 36 OF THE PROSPECTUS.

Securities Lending. The Equity Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund each may lend its investment securities in an amount of up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by a Fund that occurs during the term of the loan would be borne by the Fund and would affect the Fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by a Fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Trust's Board of Trustees will make arrangements to vote or consent with respect to a material event affecting portfolio securities on loan. The Balanced Fund and Short-Term Investment Fund may not make loans to other persons, except by the purchase of obligations in which the Fund is authorized to invest.

When-Issued Purchases and Forward Commitments. The Equity Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund each may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Fund to lock in as price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. For a more detailed description of when-issued purchases and forward commitments, see the SAI.

THE FOLLOWING PARAGRAPH REPLACES THE FIRST PARAGRAPH IN THE SECTION ENTITLED "THE SUBADVISERS" ON PAGE 40 OF THE PROSPECTUS.

THE SUBADVISERS. Each subadviser serves pursuant to a subadvisory agreement with Wilshire. Wilshire uses a "manager of managers" approach for the Funds by which Wilshire allocates each Fund's assets among one or more "specialist" subadvisers. The assets of the Equity Fund are managed in part by AllianceBernstein, in part by NYLIM and in part by Pzena. The assets of the Income Fund are managed by Western Asset, WAML and BlackRock. WAML will manage the Income Fund's assets allocated by Western Asset to foreign securities. Western Asset also serves as the subadviser for the Short-Term Investment Fund. BNY and Copper Rock serve as the subadvisers for the Small Cap Growth Fund. PanAgora and the Boston Company serve as the subadvisers for the International Equity Fund. AllianceBernstein serves as the subadviser for the Socially Responsible Fund. Substantially all of the Balanced and Target Maturity Funds' assets are allocated to the Underlying Funds. See information on the Underlying Funds for the relevant subadvisers of the Balanced and Target Maturity Funds.

INFORMATION REGARDING THE PORTFOLIO MANAGERS OF ALLIANCEBERNSTEIN, MELLON AND WELLINGTON MANAGEMENT'S PORTION OF THE EQUITY FUND, IN THE SECTION ENTITLED "THE SUBADVISERS" STARTING ON PAGE 40 OF THE PROSPECTUS IS REMOVED AND REPLACED WITH THE FOLLOWING:

AllianceBernstein, 1345 Avenue of the Americas, New York, NY 10105 is a leading global investment management firm supervising client accounts with assets as of March 31, 2006, totaling approximately $617 billion. AllianceBernstein, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

Five managers are primarily responsible for overseeing AllianceBernstein's portion of the Equity Fund.

James G. Reilly, Executive Vice President and US Large Cap Growth Team Leader, joined the firm in 1985 as a Vice President and a quantitative and fundamental research analyst covering airlines and railroads. He has been an Executive Vice President since 1999 and a portfolio manager with the Large Cap Growth team since 1988. Mr. Reilly was a Senior Vice President of AllianceBernstein from 1993 to 1999. Mr. Reilly received his BS in engineering from Northwestern University, where he was an Evans Scholar, and his MBA from the University of Chicago.

David P. Handke, Jr., Senior Vice President and US Large Cap Growth Portfolio Manager, joined AllianceBernstein as a US Large Cap Growth portfolio manager in 1984 after serving four years as vice president and portfolio manager of Republic Steel Corporation's investment subsidiary, Western Reserve Capital Management, Inc. His previous experience included three years as a portfolio manager with AmeriTrust and four years as a security analyst with Detroit Bank and Trust. He has served for several years on the Board of Trustees of the AM McGregor Home. Mr. Handke received his BE from Vanderbilt University and his MBA from Ohio State University.

Syed J. Hasnain, Senior Vice President and US Large Cap Growth Portfolio Manager, joined AllianceBernstein in 1994 after working as a strategist with Merrill Lynch Capital Markets two years. Previously he was an international economist with Citicorp for a year and spent two years as a financial analyst at Goldman Sachs & Co. He holds an ScB from Brown University, an M Phil from Cambridge University, and studied towards a doctorate at Stanford Business School.

Michael J. Reilly, Senior Vice President and US Large Cap Growth Portfolio Manager, joined AllianceBernstein in 1992 as a member of the US Large Cap Growth team in Minneapolis. Prior to joining the firm, Mr. Reilly was a research analyst for Piper Jaffray & Hopwood Incorporated for two years where he worked first as a generalist and then specialized in the retail sector. Mr. Reilly has a BA from the University of Illinois at Urbana, where he was an Evans Scholar, and a MBA from Northwestern University.

Scott Wallace, Senior Vice President and US Large Cap Growth Portfolio Manager, joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the US and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University.

The portfolio managers of the Socially Responsible Fund, Marilyn G. Fedak and Ranji H. Nagaswami, remain unchanged as noted in the Prospectus.

NYLIM, located at 51 Madison Avenue, New York, NY 10010 had approximately $220 billion in assets under management as of June 30, 2006.

Harvey Fram, CFA, Managing Director of NYLIM, is responsible for the management of quantitative equity portfolios. Prior to joining NYLIM in 2000, Mr. Fram was a portfolio manager and research strategist at Monitor Capital Advisors LLC (a former subsidiary of NYLIM). Prior to joining Monitor Capital Advisors LLC, he was a quantitative equity research analyst at ITG, a leading technology based equity brokerage firm. Prior to that, he was a portfolio manager for international equity derivatives at the Palladin Group, a hedge fund. Mr. Fram has an MBA from the Wharton School at the University of Pennsylvania.

Migene Kim is Portfolio Manager for the core equity team of NYLIM. Prior to joining NYLIM, she spent seven years as a quantitative research analyst at INVESCO's Structured Products Group. She started her career as an analyst at the Market Risk Management Group of Chase Manhattan Bank in 1993. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She is also a CFA charterholder.

Mona Patni is a Portfolio Manager for the core equity team of NYLIM. Prior to joining NYLIM, she was a principal consultant in the Financial Services division at PricewaterhouseCoopers, LLP. Ms. Patni earned her MBA from NYU Stern School of Business and her undergraduate degree in Computer Science Engineering from the University of Bombay.

Pzena is located at 120 West 45th Street, New York, New York 10036 and had $21.2 billion in assets under management as of June 30, 2006.

Richard S. Pzena, John P. Goetz, and Antonio DeSpirito are responsible for the day-to-day management of the Equity Fund. Richard S. Pzena, Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena has been with Pzena since 1995. John P. Goetz, Managing Principal and Co-Chief Investment Officer, has been with Pzena since 1996. Antonio DeSpirito, III, Principal and Portfolio Manager, has been with Pzena since 1996.

INFORMATION REGARDING THE PORTFOLIO MANAGERS OF MAZAMA AND BLACKROCK'S PORTION OF THE SMALL CAP GROWTH FUND, IN THE SECTION ENTITLED "THE SUBADVISERS" STARTING ON PAGE 43 OF THE PROSPECTUS IS REMOVED AND REPLACED WITH THE FOLLOWING:

Copper Rock, located at 200 Clarendon Street, Boston, MA 02116 is a registered investment advisory firm specializing in the management of small cap growth portfolios for pension and profit-sharing plans, institutional investors, investment limited partnerships and mutual funds. Copper Rock had $451 million in assets under management as of March 31, 2006.

The investment team is comprised of two members, Tucker M. Walsh and Michael Malouf, CFA. Each are responsible for investment strategy, original research, and portfolio construction.

Mr. Walsh is a founding partner, Chief Executive Officer and Head of Portfolio Management at Copper Rock. Prior to Copper Rock, Mr. Walsh was a Managing Director and Head of the Small Cap Growth team at State Street Research. He managed a $2 billion portfolio for State Street Research's institutional separate accounts and registered mutual funds. Previously, he was an Equity Analyst at Chilton Investment Company, Equity Analyst at SG Cowen Asset Management, and Equity Analyst at Merrill Lynch. Mr. Walsh earned a BA in Economics from Washington and Lee University. He has over 15 years of investment industry experience.

Mr. Malouf is a founding partner and Portfolio Manager at Copper Rock Capital Partners. His responsibilities include portfolio management and research. He previously held the position of Managing Director and Head of Small Cap Growth Investing at Neuberger Berman. He provided the leadership necessary to start a Small Cap Growth Product raising over $800 million in just over four years. Prior to Neuberger Berman, he held the position of Small Cap Portfolio Manager at RCM Capital Management. He managed 15 institutional accounts encompassing over $1 billion in total assets. Mr. Malouf is Chairman of the Affordable Housing Committee for the town of Concord, MA. He holds a BS in Finance from Arizona State University and a CFA designation. He has over 16 years of investment industry experience.

BNY, a New York corporation, is located at 1633 Broadway, 13th Floor, New York, NY 10019. BNY had approximately $113 million in assets under management as of March 31, 2006.

Kurt Zyla, CIO, Division Head of the Index Fund Management Division of BNY is responsible for day-to-day management of the Small Cap Growth Fund. Prior to managing the Index Fund Management Division in 1998, Mr. Zyla was an index portfolio manager and worked in the special investment products area, focusing on portfolio transitions / liquidations and equity derivative product strategies. Mr. Zyla has a BS in Chemical Engineering from New Jersey Institute of Technology and an MBA from New York University's Stern School of Business.

INFORMATION REGARDING THE PORTFOLIO MANAGERS OF NEW STAR AND BOSTON COMPANY 'S PORTION OF THE INTERNATIONAL EQUITY FUND, IN THE SECTION ENTITLED "THE SUBADVISERS" STARTING ON PAGE 43 OF THE PROSPECTUS IS REMOVED AND REPLACED WITH THE FOLLOWING:

PanAgora, a Delaware corporation, is an investment advisor registered under the Investment Advisers Act of 1940 and both a commodity trading advisor and commodity pool operator, under the rules of the Commodity Futures Trading Commission, with the National Futures Association. Headquartered at 260 Franklin St., 22nd Floor, Boston, MA 02110, PanAgora is a provider of actively managed and enhanced investment strategies designed to dynamically adapt to the market environment. PanAgora had approximately $18.7 billion in assets under management as of March 31, 2006.

William Zink, Tyhesha Harrington, Melanie Batstone and Randall Yarlas are the portfolio managers that are responsible for the day-to-day management of PanAgora's portion of the International Equity Fund.

Mr. Zink is responsible for the development and management of custom index products, including tax-aware and socially responsible strategies. Prior to joining PanAgora, Mr. Zink was Vice President in charge of portfolio management and mutual fund pricing businesses at Interactive Data Corporation. He has been with PanAgora for 18 years and has 28 years of experience. Mr. Zink has a B.S. and an M.S. from Massachusetts Institute of Technology.

Ms. Harrington is responsible for the daily management of PanAgora's structured investment portfolios, including socially screened and tax aware strategies. Her daily responsibilities include portfolio construction, trading, and ongoing investment monitoring for domestic and international portfolios. Prior to joining the structured investments team, she managed PanAgora's U.S. Tactical Asset Allocation Portfolios. She has been with PanAgora for 6 years and has 11 years of experience. Ms. Harrington has a B.A. and an M.B.A from Boston University.

Ms. Batstone is responsible for the daily management of PanAgora's structured investment strategies. Her responsibilities include portfolio construction, securities trading, and ongoing investment monitoring. She moved into her current role from PanAgora's Investment Operations area where as manager, she focused on performance attribution and reporting. Prior to joining PanAgora, Ms. Batstone was a Senior Performance Measurement Analyst at Russell/Mellon Analytical Services. She has been with PanAgora for 6 years and has 12 years of experience.

Mr. Yarlas is responsible for the daily management of PanAgora's Macro-Strategies portfolios. Prior to assuming this role he managed PanAgora's Investment Operations. His responsibilities included the oversight of all aspects of investment operations for PanAgora's global equity accounts, including trade processing, custody and accounting, corporate action processing, and portfolio valuation and reconciliation. Before joining PanAgora, Mr. Yarlas worked at Brown Brothers Harriman & Co. He has been with PanAgora for 7 years and has 13 years of experience.

The Boston Company, One Boston Place, Boston, Massachusetts 02108, is a registered investment adviser founded in 1970. The Boston Company is an indirect, wholly-owned subsidiary of Mellon Financial Corporation and is an affiliate of Mellon Equity. The Boston Company provides investment management services to tax-exempt institutional plan sponsors, endowment trusts and mutual funds. The Boston Company had approximately $64.2 billion in assets under management as of March 31, 2006.

Two portfolio managers are responsible for the day-to-day management of the Boston Company's portion of the International Equity Fund.

Remi J. Browne, CFA is the lead portfolio manager for the Boston Company's Global Equity and International Core disciplines. He is also a member of the portfolio management team for the Boston Company's International Small Cap Equity strategy. In addition, Mr. Browne is responsible for conducting research covering the financial sector. Prior to joining the Boston Company, Mr. Browne served as Director of International Equities with Ark Asset Management where his duties included creating and managing all international equity strategies. He also served on their Board of Directors. Previous to that role, Mr. Browne was the head of Global Active Equities at SSGA where he was responsible for all active equity strategies, including domestic, international and global equities, as well as tactical asset allocation and currency management. Mr. Browne received his MSM from M.I.T.'s Sloan School of Management and his BA from Colby College. Mr. Browne is a Chartered Financial Analyst charter holder.

Peter S. Carpenter, CFA serves as assistant portfolio manager for the Boston Company's Global Equity and International Core Equity strategies. He is also responsible for conducting research covering the industrial and consumer discretionary sectors in the International Core, Growth and Small Cap strategies. Mr. Carpenter earned his MBA from Boston University and his BA from Middlebury College. Peter is a Chartered Financial Analyst charter holder.

The Statement of Additional Information includes additional information about each Fund's portfolio manager, including their compensation, other accounts they manage, and the ownership of securities in the Fund they manage.


                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                        WITH THE PROSPECTUS OF THE TRUST
                              FOR FUTURE REFERENCE

                        WILSHIRE VARIABLE INSURANCE TRUST
                                  (THE "TRUST")

                       SUPPLEMENT DATED SEPTEMBER 7, 2006
             TO THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST
                                DATED MAY 1, 2006

THIS SUPPLEMENT INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION.

THE FOLLOWING INFORMATION REPLACES THE SECOND PARAGRAPH ENTITLED "THE TRUST AND THE FUNDS" FOUND ON PAGE 2.

The Trust employs Wilshire Associates Incorporated (the "Adviser") to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds' investment programs. The Adviser has entered into agreements with AllianceBernstein, L.P. ("AllianceBernstein"), New York Life Investment Management LLC ("NYLIM") and Pzena Investment Management, LLC ("Pzena") to serve as subadvisers for the Equity Fund. Western Asset Management Company ("Western Asset"), Western Asset Management Company Limited ("WAML") and BlackRock Financial Management, Inc. ("BlackRock") serve as the subadvisers for the Income Fund. Western Asset serves as the subadviser for the Short-Term Investment Fund. BNY Asset Management ("BNY") and Copper Rock Capital Partners, LLC ("Copper Rock") serve as the subadvisers for the Small Cap Growth Fund. PanAgora Asset Management, Inc. ("PanAgora") and The Boston Company Asset Management, LLC (the "Boston Company") serve as the subadvisers for the International Equity Fund. AllianceBernstein also serves as the subadviser for the Socially Responsible Fund.

THE EQUITY FUND AND THE INCOME FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING SECURITIES LENDING WHICH STARTS ON PAGE 3 IS REVISED TO READ AS
FOLLOWS:

The Equity Fund and Income Fund each may not:

         Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations,
         (b) investing in repurchase agreements or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan).

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH REGARDING RIGHTS OFFERINGS STARTING ON PAGE 9.

Rights Offerings. The Equity Fund and Small Cap Growth Fund may participate in rights offerings, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights involves the risk that a Fund could lose the purchase value of a right if the right to subscribe to additional shares is not exercised prior to the rights' expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

THE FOLLOWING INFORMATION REPLACES THE LAST PARAGRAPH UNDER THE HEADING "GENERAL CHARACTERISTICS OF FUTURES" STARTING ON PAGE 15.

The Trust has filed a notice of eligibility of exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. The segregation requirements with respect to futures contracts and options thereon are described below.

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPHS REGARDING COMMERCIAL PAPER STARTING ON PAGE 20.

Commercial Paper. The Equity Fund, Small Cap Growth Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may purchase commercial paper rated (at the time of purchase) A-1 by S&P or Prime-1 by Moody's or, when deemed advisable by the Fund's adviser or subadviser, "high quality" issues rated A-2 or Prime-2 by S&P or Moody's, respectively. These ratings symbols are described in Appendix A.

Commercial paper purchasable by the Funds includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may quality for the registration exemption provided in Rule 144A under the Securities Act of 1933.

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPHS REGARDING WHEN-ISSUED PURCHASE AND FORWARD COMMITMENTS STARTING ON PAGE 21.

When-Issued Purchase and Forward Commitments. The Equity Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund may enter into "when-issued" and "forward" commitments, including, for the Small Cap Growth Fund only, "TBA" (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. When a Fund agrees to purchase securities on this basis, liquid assets equal to the amount of the commitment will be set aside in a separate account. Normally Fund securities to satisfy a purchase commitment will be set aside, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Funds' net assets will fluctuate to a greater degree when it sets aside Fund securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or Fund securities to cover such purchase commitments, each Fund expects that its forward commitments and commitments to purchase when-issued or, in the case of the Small Cap Growth Fund, TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

ALL INFORMATION ON PAGE 29 REGARDING THE PORTFOLIO MANAGERS OF
ALLIANCEBERSTEIN'S PORTION OF THE EQUITY FUND IS DELETED.

THE FOLLOWING INFORMATION REGARDING THE PORTFOLIO MANAGERS OF ALLIANCEBERSTEIN IS ADDED TO PAGE 29.

ALLIANCEBERNSTEIN
AllianceBernstein is a Delaware limited partnership of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. At March 31, 2006, AllianceBernstein Holding L.P. ("Alliance Holding") owned approximately 32.7% of the Alliance Capital Units. AXA Financial was the beneficial owner of approximately 60.6% of the outstanding Alliance Capital Units at March 31, 2006 (includes ownership of AllianceBernstein units, indirect ownership of AllianceBernstein units through its interest in AllianceBernstein Holding, and general partnership interests AllianceBernstein and AllianceBernstein Holding); AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations. James G. Reilly, David P. Handke, Jr., Syed J. Hasnain, Michael J. Reill and Scott Wallace, portfolio managers of the Socially Responsible Fund and AllianceBernstein's portion of the Equity Fund, are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:

                                                                       NUMBER CHARGED      TOTAL ASSETS CHARGED
          TYPE OF ACCOUNT             NUMBER       TOTAL ASSETS       PERFORMANCE FEES       PERFORMANCE FEES
------------------------------------ ---------- -------------------- -------------------  ---------------------
Registered investment companies.....    10         $7.0 billion            0                   $0

Other pooled investment vehicles....    9          $2.9 billion            0                   $0

Other advisory accounts.............    477        $26.6 billion           8                   $1.8 billion

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, AllianceBernstein places the interests of its clients first and expects all of its employees to live up to its fiduciary duty.

AllianceBernstein has policies to avoid conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities also owned by, or bought or sold for clients. AllianceBernstein permits its employees to engage in personal securities transactions. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

The investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where AllianceBernstein would have an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As referenced above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

AllianceBernstein's compensation program for investment professionals (which include portfolio managers and research analysts) is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for AllianceBernstein's clients.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards") and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under AllianceBernstein's Profit Sharing/401(k) Plan. AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and AllianceBernstein's clients and mutual fund shareholders. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.

An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of AllianceBernstein's leadership criteria. As of December 31, 2005, James G. Reilly, David P. Handke, Jr., Syed
J. Hasnain, Michael J. Reill and Scott Wallace beneficially owned no securities of the Equity Fund.

ALL INFORMATION ON PAGE 30 REGARDING THE PORTFOLIO MANAGERS OF MELLON'S PORTION OF THE EQUITY FUND IS DELETED.

THE FOLLOWING INFORMATION REGARDING THE PORTFOLIO MANAGERS OF NYLIM IS ADDED TO PAGE 30.

NYLIM
Harvey Fram, Migene Kim and Mona Patni, portfolio managers of NYLIM's portion of the Equity Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of March 31, 2006, information on these other accounts is as follows:

                                                                             NUMBER CHARGED  TOTAL ASSETS CHARGED
               TYPE OF ACCOUNT                  NUMBER      TOTAL ASSETS    PERFORMANCE FEES   PERFORMANCE FEES
---------------------------------------------- --------- -----------------  ---------------- --------------------
Registered investment companies...............   5        $1,648,456,018          0              $0

Other pooled investment vehicles..............   2        $   98,315,970          0              $0

Other advisory accounts.......................   31       $2,460,492,954          5              $288,160,244

In January 2006, the portfolio management team began managing a market neutral proprietary account for NYLIM equity investors which makes long and short investments in equity securities. Managing this type of account simultaneously with other long-only investment products, including mutual funds presents potential or perceived conflicts of interest. To address these types of potential conflicts of interest NYLIM has adopted allocation procedures, a code of ethics and policies and procedures for portfolio management and trades in securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although NYLIM has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Fund and other accounts managed.

One means in which potential conflicts are managed is through a review, by NYLIM's compliance officer, of all daily opposite direction trades and positions between the portfolio managers' market neutral account and his other long-only investment products. Potential conflicts are also researched through the review of all opposite direction trades that occur over a month's time. Finally, NYLIM's compliance officer performs a quarterly gain/loss analysis between securities that the portfolio managers are short in each market neutral product and is long in other portfolios.

In an effort to retain key personnel, NYLIM has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Portfolio managers of NYLIM receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable, and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, portfolio managers also participate in a long-term incentive plan. NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. NYLIM's performance is determined by using several key financial indicators, including operating revenue, pre-tax operating income and net cash flow. The long-term incentive plan is available to senior level employees and is designed to reward profitable growth in NYLIM. An employee's total compensation package (i.e., salary, annual, and long-term incentives) is reviewed periodically to ensure that it is competitive relative to the external marketplace.

As of March 31, 2006, Harvey Fram, Migene Kim and Mona Patni beneficially owned no securities of the Equity Fund.

ALL INFORMATION ON PAGE 31 REGARDING THE PORTFOLIO MANAGERS OF WELLINGTON MANAGEMENT'S PORTION OF THE EQUITY FUND IS DELETED.

THE FOLLOWING INFORMATION REGARDING THE PORTFOLIO MANAGERS OF PZENA IS ADDED TO PAGE 31.

PZENA
Richard S. Pzena and John P. Goetz, portfolio managers of Pzena's portion of the Equity Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2005, information on these other accounts is as follows:

                                                                             NUMBER CHARGED  TOTAL ASSETS CHARGED
               TYPE OF ACCOUNT                  NUMBER      TOTAL ASSETS    PERFORMANCE FEES   PERFORMANCE FEES
---------------------------------------------- --------- -----------------  ---------------- --------------------
Registered investment companies.......           6           $6.56 billion        0             $0

Other pooled investment vehicles......           90          $2.3 billion         0             $0

Other advisory accounts...............           347         $9.5 billion         10            $1.6 billion

Antonio DeSpirito, portfolio manager of Pzena's portion of the Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2005, information on these other accounts is as follows:

                                                                             NUMBER CHARGED  TOTAL ASSETS CHARGED
               TYPE OF ACCOUNT                  NUMBER      TOTAL ASSETS    PERFORMANCE FEES   PERFORMANCE FEES
---------------------------------------------- --------- -----------------  ---------------- --------------------
Registered investment companies.......            5          $6.44 billion          0             $0

Other pooled investment vehicles......            36         $1.6 billion           0             $0

Other advisory accounts...............            94         $4.0 billion           6             $1.6

Conflicts of interest may arise in managing the Equity Fund's portfolio investments, on the one hand, and the portfolios of Pzena's other clients and/or accounts (together "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena's policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena seeks to minimize this by utilizing one investment approach and by managing all Accounts on a product specific basis. Thus, all Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Equity Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (i.e., for all large cap value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Portfolio managers and other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus, and equity ownership, if appropriate, due to superior personal performance. Pzena avoids a compensation model that is driven by individual security performance, as it believes this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on Fund performance or assets of Pzena's allocated portion of the Equity Fund's portfolio. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he/she has made and is likely to make in the future. The time frame Pzena examined for bonus compensation is annual.

As of March 31, 2006, Richard S. Pzena, John P. Goetz and Antonio DeSpirito beneficially owned no securities of the Equity Fund.

ALL INFORMATION ON PAGE 40 REGARDING THE PORTFOLIO MANAGERS OF BLACKROCK'S PORTION OF THE SMALL CAP GROWTH FUND IS DELETED.

THE FOLLOWING INFORMATION REGARDING THE PORTFOLIO MANAGERS OF BNY IS ADDED TO PAGE 40.

BNY
Kurt Zyla, portfolio manager of BNY's portion of the Small Cap Growth Fund, is primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2005, information on these other accounts is as follows:

                                                                             NUMBER CHARGED  TOTAL ASSETS CHARGED
               TYPE OF ACCOUNT                  NUMBER      TOTAL ASSETS    PERFORMANCE FEES   PERFORMANCE FEES
---------------------------------------------- --------- -----------------  ---------------- --------------------
Registered investment companies.......           0            $0                  $0               $0

Other pooled investment vehicles......           9            $6.6 billion        $0               $0

Other advisory accounts...............           43           $11.1 billion       $0               $0

BNY has represented that there are no material conflicts between the portfolio manager's management of the Small Cap Growth Fund's investments and the investments of the other accounts Mr. Zyla manages.

As of December 31, 2005, a BNY portfolio manager's compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all bank employees. In the case of portfolio managers responsible for managing the funds and managed accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the bank's human resources department. A portfolio manager's base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs. A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For each fund, the performance factor depends on how the portfolio manager performs relative to the fund's benchmark and the fund's peer group, over one-year and three-year time periods. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

As of December 31, 2005, Kurt Zyla beneficially owned no securities of the Small Cap Growth Fund.

ALL INFORMATION ON PAGE 42 REGARDING THE PORTFOLIO MANAGERS OF MAZAMA IS
DELETED.

THE FOLLOWING INFORMATION REGARDING THE PORTFOLIO MANAGERS OF COPPER ROCK IS ADDED TO PAGE 42.

COPPER ROCK
Tucker Walsh and Mike Malouf, portfolio managers of Copper Rock's portion of the Small Cap Growth Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2005, information on these other accounts is as follows:

                                                                             NUMBER CHARGED  TOTAL ASSETS CHARGED
               TYPE OF ACCOUNT                  NUMBER      TOTAL ASSETS    PERFORMANCE FEES   PERFORMANCE FEES
---------------------------------------------- --------- -----------------  ---------------- --------------------
Registered investment companies........           5         $303 million          0              $0

Other pooled investment vehicles.......           0         $0                    0              $0

Other advisory accounts................           8         $67 million           0              $0

Copper Rock's investment personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Copper Rock. These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, "portfolio management team") provide services for multiple clients simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

Copper Rock may receive differential compensation from different advisory clients and each advisory client may be more or less profitable to Copper Rock than other advisory clients (e.g. clients also may demand different levels of service or have larger, smaller or multiple relationships with Copper Rock). Portfolio management team personnel also may make personal investments in accounts they manage or support. Portfolios within the same product type are managed the same, all portfolios have the same percentage ownership, other client specific restrictions and rounding. Copper Rock's portfolio management team may not be able to acquire enough of a certain security to fill all the orders across all the client portfolios. Copper Rock has a written procedure that requires the available shares to be distributed on a pro-rata basis across the appropriate portfolios.


Copper Rock compensates the portfolio managers with a fixed salary and a bonus. Bonuses are based on the profitability of Copper Rock. In addition, each portfolio manager has substantial equity ownership in Copper Rock and receives a proportional share of any net profit earned by Copper Rock.


As of December 31, 2005, Tucker Walsh and Mike Malouf beneficially owned no securities of the Small Cap Growth Fund.

ALL INFORMATION ON PAGE 43 REGARDING THE PORTFOLIO MANAGERS OF NEW STAR IS DELETED.

THE FOLLOWING INFORMATION REGARDING THE PORTFOLIO MANAGERS OF PANAGORA IS ADDED TO PAGE 43.

PANAGORA
William G. Zink portfolio manager of PanAgora's portion of the International Equity Fund is primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2005, information on these other accounts is as follows:

                                                                             NUMBER CHARGED  TOTAL ASSETS CHARGED
               TYPE OF ACCOUNT                  NUMBER      TOTAL ASSETS    PERFORMANCE FEES   PERFORMANCE FEES
---------------------------------------------- --------- -----------------  ---------------- --------------------
Registered investment companies................   1           $34M                0                 $0

Other pooled investment vehicles...............   6           $2.6B               0                 $0

Other advisory accounts........................   20          $2.5B               0                 $0

Tyhesha Harrington, portfolio manager of PanAgora's portion of the International Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2005, information on these other accounts is as follows:

                                                                             NUMBER CHARGED  TOTAL ASSETS CHARGED
               TYPE OF ACCOUNT                  NUMBER      TOTAL ASSETS    PERFORMANCE FEES   PERFORMANCE FEES
---------------------------------------------- --------- -----------------  ---------------- --------------------
Registered investment companies................   1           $34M                 0                  $0

Other pooled investment vehicles...............   6           $2.6B                0                  $0

Other advisory accounts........................   20          $2.5B                0                  $0

Melanie Batstone, portfolio manager of PanAgora's portion of the International Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2005, information on these other accounts is as follows:

                                                                             NUMBER CHARGED  TOTAL ASSETS CHARGED
               TYPE OF ACCOUNT                  NUMBER      TOTAL ASSETS    PERFORMANCE FEES   PERFORMANCE FEES
---------------------------------------------- --------- -----------------  ---------------- --------------------
Registered investment companies................  1            $34M                0                    $0

Other pooled investment vehicles...............  6            $2.6B               0                    $0

Other advisory accounts........................  20           $2.5B               0                    $0

Randall Yarlas, portfolio manager of PanAgora's portion of the International Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2005, information on these other accounts is as follows:

                                                                             NUMBER CHARGED  TOTAL ASSETS CHARGED
               TYPE OF ACCOUNT                  NUMBER      TOTAL ASSETS    PERFORMANCE FEES   PERFORMANCE FEES
---------------------------------------------- --------- -----------------  ---------------- --------------------
Registered investment companies................   1           $34M                0                    $0

Other pooled investment vehicles...............   6           $2.6B               0                    $0

Other advisory accounts........................   20          $2.5B               0                    $0

PanAgora Asset Management has represented that there are no material conflicts between the portfolio managers' management of the International Equity Fund's investments and the investments of the other accounts they manage.

PanAgora's compensation package consists of base salary, a performance-based bonus, and equity incentives. Base salary and the performance bonus account for the majority of an employee's remuneration. All investment professionals and senior executives receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses, which can exceed 100% of base salary.

All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. The performance bonus elements may comprise cash and/or equity incentives at the discretion of management. We do not have any fixed targets relating to those elements.

As of December 31, 2005, Mr. Zink, Ms. Harrington, Ms. Batstone and Mr. Yarlas beneficially owned no securities of the International Equity Fund.

ALL INFORMATION ON PAGE 43 REGARDING THE PORTFOLIO MANAGERS OF BOSTON COMPANY SHOULD BE DELETED.

THE FOLLOWING INFORMATION REGARDING THE PORTFOLIO MANAGERS OF BOSTON COMPANY SHOULD BE ADDED TO PAGE 43.

Remi J. Browne and Peter S. Carpenter, portfolio managers of the Boston Company's portion of the International Equity Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2005, information on these other accounts is as follows:

                                                                             NUMBER CHARGED  TOTAL ASSETS CHARGED
               TYPE OF ACCOUNT                  NUMBER      TOTAL ASSETS    PERFORMANCE FEES   PERFORMANCE FEES
---------------------------------------------- --------- -----------------  ---------------- --------------------
Registered investment companies................   9         $1.9B                 0                   $0

Other pooled investment vehicles...............   2         $1.1B                 0                   $0

Other advisory accounts........................   37        $4.0B                 0                   $0

The Boston Company has represented that there are no material conflicts between the portfolio managers' management of the International Equity Fund's investments and the investments of the other accounts they manage.

The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the Boston Company Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Boston Company profitability. Therefore, all bonus awards are based initially on the Boston Company's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to Boston Company-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in the Boston Company Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and Boston Company phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in the Boston Company operating income.

As of December 31, 2005, Remi J. Browne and Peter S. Carpenter beneficially owned no securities of the International Equity Fund

ALL INFORMATION ON PAGE 46 REGARDING MAZAMA IN THE SECTION ENTITLED "PROXY VOTING POLICIES" SHOULD BE DELETED.

THE FOLLOWING INFORMATION REGARDING THE PROXY VOTING POLICY OF COPPER ROCK SHOULD BE ADDED TO PAGE 46.

Copper Rock acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Copper Rock has adopted and implemented policies and procedures reasonably designed to ensure that it votes proxies in the best interest of its clients. Copper Rock recognizes that it has a fiduciary responsibility to vote proxies prudently and solely in the best interest of its clients. Copper Rock has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and adhering to leading corporate governance practices.

Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as: Election of Directors and Approval of Independent Auditors.

Occasionally, Copper Rock may vote against management's proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders' present or future value. From time to time Copper Rock will receive and act upon the client's specific instructions regarding proxy proposals. Copper Rock reserves the right to vote against any proposals motivated by political, ethical or social concerns. Copper Rock will examine each issue solely from an economic perspective.

Copper Rock requires that the portfolio manager and/or analyst review each non-routine or controversial issue. Copper Rock believes that smaller capitalization securities warrant increased attention paid to the proxy process. Therefore, Copper Rock reviews each non-routine or controversial issue on a case by case basis. The justification for each vote will be documented via the comment section of the proxy edge system or by a separate analysis.

Occasions may arise during the voting process in which the best interest of the clients conflicts with Copper Rock's interests. Conflicts of interest generally include (i) business relationships where Copper Rock has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of Copper Rock has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If Copper Rock determines that a material conflict of interest exists, Copper Rock will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

ALL INFORMATION ON PAGE 46 REGARDING MELLON IN THE SECTION ENTITLED "PROXY VOTING POLICIES" SHOULD BE DELETED.

THE FOLLOWING INFORMATION REGARDING THE PROXY VOTING POLICY OF NYLIM SHOULD BE ADDED TO PAGE 46.

To assist NYLIM in approaching proxy-voting decisions for the Fund and its other clients, NYLIM has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by NYLIM's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. NYLIM has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service - to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to NYLIM as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). NYLIM will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, NYLIM may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

When a proxy presents a conflict of interest, such as when NYLIM has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and NYLIM or an affiliated entity of NYLIM, both NYLIM's proxy voting policies and procedures mandate that NYLIM follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, NYLIM may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit NYLIM to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to NYLIM, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If NYLIM chooses to override a voting recommendation made by ISS, NYLIM's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the NYLIM's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

ALL INFORMATION ON PAGE 46 REGARDING NEW STAR IN THE SECTION ENTITLED "PROXY VOTING POLICIES" IS DELETED.

THE FOLLOWING INFORMATION REGARDING THE PROXY VOTING POLICY OF PANAGORA IS ADDED TO PAGE 46.

It is PanAgora's policy to vote the proxies of the PanAgora Group Trust and its separate account clients that have delegated the responsibility for proxy voting in the best interest of these clients. To this end, PanAgora, acting through its Investment Policy Committee, has adopted ISS's proxy voting guidelines for use in voting for the PanAgora Group Trust and its separate account clients that have delegated the responsibility for proxy voting to PanAgora.

PanAgora's Chief Compliance Officer is responsible for implementing, updating and monitoring PanAgora's Proxy Voting Policies and Procedures, for ensuring appropriate disclosure is given to clients, and assisting in the resolution of conflicts of interests. Should a potential conflict of interest arise, ISS will contact the Chief Compliance Officer to resolve the issue. PanAgora also meets with ISS annually to ensure there are no conflicts of interest. PanAgora's Chief Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

ALL INFORMATION ON PAGE 46 REGARDING WELLINGTON MANAGEMENT IN THE SECTION ENTITLED "PROXY VOTING POLICIES" SHOULD BE DELETED.

THE FOLLOWING INFORMATION REGARDING THE PROXY VOTING POLICY OF PZENA SHOULD BE ADDED TO PAGE 46.

Pzena subscribes to ISS' proxy monitoring and voting agent service. However, Pzena retains ultimate responsibility for instructing ISS how to vote proxies on behalf of the Portfolio, and applies its own proxy voting guidelines, which are summarized below. If Pzena does not issue instructions for a particular vote, ISS will vote in accordance with Pzena's guidelines, or with management if Pzena's guidelines do not address the proxy item. If it appears that a material conflict of interest has arisen, Pzena's Chief Compliance Officer will convene a meeting of its proxy voting committee to determine whether a conflict of interest exists and how that conflict should be resolved.

Pzena's general positions on various proposals are as follows:

DIRECTOR MATTERS - Pzena evaluates director nominees individually and as a group based on its own assessments and ISS' recommendations. Pzena generally withholds votes from any insiders on audit, compensation or nominating committees, and from any insiders and affiliated outsiders with respect to boards that do not have majority independent directors.

SHAREHOLDER RIGHTS - Pzena generally opposes classified boards and any other proposals designed to eliminate or restrict shareholders' rights. Pzena supports anti-takeover measures that are in the best interest of shareholders, but opposes poison pills and other anti-takeover measures that entrench management or thwart the maximization of investment returns.

COMPENSATION AND BENEFITS PLANS - Pzena generally supports incentive plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Pzena votes against golden parachute or other incentive compensation arrangements which it deems excessive or unreasonable, which it considers to be significantly more economically attractive than continued employment, or which are triggered solely by the recipient (e.g., resignation).

AUDITORS - Pzena generally votes with management with respect to the appointment of auditors, so long as management is in compliance with current regulatory requirements focused on auditor independence and improved board and committee representation.

THE FOLLOWING INFORMATION REGARDING THE PROXY VOTING POLICY OF BNY IS ADDED TO PAGE 46.

BNY has a proxy department to ensure the appropriate handling of proxy materials and voting procedures. BNY has formed a Proxy Committee which implements a formulated set of guidelines and uses ISS, a third party service provider, for research and analysis on specific proxy issues. BNY will vote client proxies in accordance with a client's specific written request, even if it is in a manner inconsistent with BNY's proxy voting policy. BNY has obtained a copy of ISS's policies and procedures regarding potential conflicts of interest that could arise in ISS proxy voting services to BNY as a result of business conducted by ISS. BNY believes that potential conflicts of interest by ISS are minimized by these policies and procedures.




                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
            WITH THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST
                              FOR FUTURE REFERENCE.